Exhibit 99.2

NEITHER THE SECURITIES REPRESENTED BY THIS NOTE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR ANY STATE SECURITIES LAWS, AND NEITHER SUCH SECURITIES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, ASSIGNED OR OTHERWISE TRANSFERRED UNLESS (1) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR (2) AN EXEMPTION FROM SUCH REGISTRATION EXISTS AND THE COMPANY RECEIVES AN OPINION OF COUNSEL TO THE HOLDER OF SUCH SECURITIES, WHICH COUNSEL AND OPINION ARE SATISFACTORY TO THE COMPANY, THAT SUCH SECURITIES MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR TRANSFERRED IN THE MANNER CONTEMPLATED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR APPLICABLE STATE SECURITIES LAWS.

SECURED PROMISSORY BRIDGE NOTES

$____________	New York, New York
October 5, 2009

Market & Research Corp. (the “Company”), the principal office of which is located at  137 Rowayton Avenue, Suite 110, Rowayton, CT 06853, for value received hereby promises to pay to  _________________, or its registered assigns (the “Holder”), the sum of $____________, or such other amount as shall then equal the outstanding principal amount hereof and all accrued and unpaid interest, as set forth below, on the earliest to occur of: (i) twenty-four (24) months from issue (the “Maturity Date”), or (ii) upon the Company’s receipt of gross proceeds of at least $5,000,000 in a Qualified Offering, as defined below; or (iii) when declared due and payable by the Majority Holders upon the occurrence of an Event of Default (as defined below). The Company will make an annual interest payment one year from the date hereof.   Payment for all amounts due hereunder shall be made by wire transfer of immediately available funds, in lawful tender of the United States, to an account designated in writing by the Holder.

1.           Definitions. As used in this Note, the following terms, unless the context otherwise requires, have the following meanings:

(i)          “Company” includes any corporation that, to the extent permitted by this Note, shall succeed to or assume the obligations of the Company under this Note.

(ii)          “Holder,” when the context refers to a holder of this Note, shall mean any person who shall at the time be the registered holder of this Note.

(iii)          "Majority Holders" means holders of at least two-thirds (2/3) of the face amount of all then outstanding Secured Promissory Bridge Notes.

(iv)          “Qualified Offering” means an offering of the Company’s equity securities resulting in gross proceeds to the Company of at least $5.0 million prior to the Maturity Date.

2.           Interest. Until all outstanding principal and interest on this Note shall have been paid in full, interest on the unpaid principal balance of this Note shall accrue from the date hereof at the rate of fourteen percent (14%) per annum (the “Initial Interest Rate”).  Interest will be payable annually commencing one year from the date hereof.

3.           Events of Default. If any of the events specified in this Section 3 shall occur (herein individually referred to as an “Event of Default”), the Company agrees to give the Holder prompt written notice of such event. The Majority Holders may, so long as such condition exists or has not  been cured during the applicable cure period (whether or not the Holder has received notice of such event), declare the entire principal and unpaid accrued interest hereon immediately due and payable, by notice in writing to the Company; provided that upon occurrence of an Event of Default specified in subsection (ii) below, all principal and interest shall automatically become immediately due and payable in full:

(i)           Failure by the Company to make any payment hereunder when due, which failure has not been cured within ten (10) days following such due date; or

(ii)           Any breach by the Company of any material representation, warranty or covenant in this Note which results in a Material Adverse Effect on the Company’s business, operations or financial condition; provided, that, in the event of any such breach, such breach shall not have been cured by the Company within 30 days after the earlier to occur of (a) written notice to the Company of such breach, and (b) the Company’s knowledge of such breach; or

(iii)           The institution by the Company of proceedings to be adjudicated as bankrupt or insolvent, or the consent by it to institution of bankruptcy or insolvency proceedings against it or the filing by it of a petition or answer or consent seeking reorganization or release under the federal Bankruptcy Act, or any other applicable federal or state law, or the consent by it to the filing of any such petition or the appointment of a receiver, liquidator, assignee, trustee or other similar official of the Company, or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the taking of corporate action by the Company in furtherance of any such action; or

(iv)           If, within sixty (60) days after the commencement of an action against the Company seeking any bankruptcy, insolvency, reorganization, liquidation, dissolution or similar relief under any present or future statute, law or regulation, such action shall not have been resolved in favor of the Company or all orders or proceedings thereunder affecting the operations or the business of the Company stayed, or if the stay of any such order or proceeding shall thereafter be set aside, or if, within sixty (60) days after the appointment without the consent or acquiescence of the Company of any trustee, receiver or liquidator of the Company or of all or any substantial part of the properties of the Company, such appointment shall not have been vacated; or

(v)           Any declared default of the Company under any other indebtedness in excess of an aggregate of $1,000,000 that gives the holder thereof the right to accelerate such indebtedness.

4.           Prepayment. This Note may not be prepaid in full or in part without the express written consent of the Holder.

4.1           Notices of Record Date, etc.  In the event of:

4.1.1           Any taking by the Company of a record of the holders of any class of securities of the Company for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right; or

4.1.2           Any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company or any transfer of all or substantially all of the assets of the Company to any other person or any consolidation or merger involving the Company; or

4.1.3           Any voluntary or involuntary dissolution, liquidation or winding-up of the Company; the Company will mail to the holder of this Note at least five (5) business days prior to the earliest date specified therein, a notice specifying:

4.1.3.1                The date on which any such record is to be taken for the purpose of such dividend, distribution or right, and the amount and character of such dividend, distribution or right; and

4.1.3.2                The date on which any such reorganization, reclassification, transfer, consolidation, merger, dissolution, liquidation or winding-up is expected to become effective and the record date for determining stockholders entitled to vote thereon.

5.           Covenants.

5.1           Affirmative Covenants of the Company. The Company covenants and agrees that, between the date hereof and the date of repayment of all principal and interest on this Note, the Company shall:

5.1.1           Ordinary Course Operations.  Operate the Company's business only in the ordinary course.

5.1.2           Corporate Existence. At all times cause to be done all things reasonably necessary to maintain, preserve and renew its corporate existence and all material licenses, authorizations and permits necessary to the conduct of its businesses.

5.1.3           Properties. Maintain and keep its properties in good repair, working order and condition, normal wear and tear expected.

5.1.4           Compliance with Laws. Comply with all applicable laws, rules and regulations of all governmental authorities, the violation of which could reasonably be expected to have a Material Adverse Effect.

5.1.5           Books and Records. Maintain proper books of record and account which present fairly in all material respects its financial condition and results of operations and make provisions on its financial statements for all such proper reserves as in each case are required in accordance with generally accepted accounting principles (“GAAP”), consistently applied.

5.1.6           Taxes and Other Liabilities. Pay and discharge when due any and all indebtedness, obligations, assessments and taxes, except as may be properly extended or those subject to good faith contest or as to which a bona fide dispute may exist that is being diligently pursued.

5.2           Negative Covenants of the Company. The Company covenants and agrees that, between the date hereof and the repayment of all principal and interest on this Note, the Company shall not, without the prior written consent of Majority Holders, which consent will not be unreasonably withheld:

5.2.1           Ability to Perform Obligations. Become subject to (including, without limitation, by way of amendment to or modification of), any agreement or instrument which by its terms would (under any circumstances) restrict the Company's right to perform the provisions of this Note.

5.2.2           Amend the Certificate of Incorporation or Bylaws. Amend the Certificate of Incorporation or Bylaws in any manner that adversely affects the rights associated with this Note.

5.2.3           Dividends. Make a distribution upon its capital stock, whether in cash, property, stock, or other securities and whether or not a regular cash dividend, or purchase, redeem or otherwise acquire or retire for value any of its capital stock or any warrants, rights or options to purchase or acquire any shares of its capital stock.

5.2.4           Affiliates.  Effect an extraordinary transaction with any “affiliate” (as such term is defined in Rule 405 of the Securities Act of 1933) of the Company.

5.2.5           Indebtedness. Create, assume, guaranty, incur or otherwise become or remain directly or indirectly liable with respect to any indebtedness for borrowed money except (i) indebtedness outstanding on the date hereof, (ii) any credit line established by the Company or accounts receivable financing; (iii) indebtedness junior to the indebtedness evidenced by this Note, provided that any new debtholder of the Company executes a subordination agreement in form and substance satisfactory to the Majority Holders (as determined in the Majority Holders’ reasonable discretion); (iv) equipment financings, equipment leases or other purchase money indebtedness, in each case not to exceed $1,000,000 in the aggregate; and (v) other obligations incurred in the ordinary course of business.

5.2.6           Mergers, Etc.  (i) Merge or consolidate with or into, or permit any of its subsidiaries to merge or consolidate with or into, any corporation, or (ii) sell, lease, transfer or otherwise dispose of all or any substantial part of its assets (except in the ordinary course of business), whether now owned or hereafter acquired, unless the Company or one of its subsidiaries would be the acquiring or surviving party in such transaction and no Event of Default shall have occurred and be continuing at the time of such proposed transaction or would result therefrom.

6.           Security.  This Note shall be secured by all of the Company’s assets now owned or hereafter acquired subordinated to any bank indebtedness, accounts receivable financing or contractual rights of the owners of Precision, provided that the acquisition of Precision is completed as set forth in the Private Placement Memorandum dated August 2009.  The terms of the security interest are governed by the Security Agreement to be simultaneously entered into between the Company and the Holders.

7.           Assignment. Subject to the restrictions on transfer described in Sections 9 and 12, the rights and obligations of the Company and the Holder of this Note shall be binding upon and benefit the successors and assigns of the parties. This Note may not be assigned or transferred by the parties except in accordance with the terms hereof.

8.           Waiver and Amendment. Any provision of this Note may be amended, waived or modified upon the written consent of the Company and the Majority Holders.

9.           Transfer of this Note. With respect to any offer, sale or other disposition of this Note, the Holder will give written notice to the Company prior thereto, describing briefly the manner thereof, together with a written opinion of such Holder’s counsel, which counsel must be acceptable to the Company, to the effect that such offer, sale or other distribution may be effected without registration or qualification (under any federal or state law then in effect). Promptly upon receiving such written notice and opinion, the Company, as promptly as practicable, shall notify such Holder that such Holder may sell or otherwise dispose of this Note, all in accordance with the terms of the notice delivered to the Company.  Each Note thus transferred shall bear a legend as to the applicable restrictions on transferability in order to ensure compliance with the Act, unless in the opinion of counsel for the Company such legend is not required. The Company may issue stop transfer instructions to its transfer agent in connection with such restrictions.

10.             Treatment of Note. To the extent permitted by GAAP, the Company will treat, account and report the Note as debt and not equity for accounting purposes and with respect to any returns filed with federal, state or local tax authorities.

11.             Notices. Any notice, request or other communication required or permitted hereunder shall be in writing and shall be deemed to have been duly given if personally delivered or if faxed with confirmation of receipt by telephone or if mailed by registered or certified mail, postage prepaid, at the respective addresses of the parties as set forth in this Note. Any party hereto may by notice so given change its address for future notice hereunder. Notice shall conclusively be deemed to have been given when personally delivered, faxed, or when deposited in the mail in the manner set forth above and shall be deemed to have been received when delivered.

12.           No Stockholder Rights.  Nothing contained in this Note shall be construed as conferring upon the Holder or any other person the right to vote or to consent or to receive notice as a stockholder in respect of meetings of stockholders for the election of directors of the Company or any other matters or any rights whatsoever as a stockholder of the Company; and no dividends or interest shall be payable or accrued in respect of this Note or the interest represented hereby.

13.             Usury. This Note is hereby expressly limited so that in no event whatsoever, whether by reason of acceleration of maturity of the loan evidenced hereby or otherwise, shall the amount paid or agreed to be paid to the Holder hereunder for the loan, use, forbearance or detention of money exceed that permissible under applicable law. If at any time the performance of any provision of this Note or of any other agreement or instrument entered into in connection with this Note involves a payment exceeding the limit of the interest that may be validly charged for the loan, use, forbearance or detention of money under applicable law, then automatically and retroactively, ipso facto, the obligation to be performed shall be reduced to such limit, it being the specific intent of the Company and the Holder that all payments under this Note are to be credited first to interest as permitted by law, but not in excess of (i) the agreed rate of interest set forth herein or therein or (ii) that permitted by law, whichever is the lesser, and the balance toward the reduction of principal. The provisions of this Section 15 shall never be superseded or waived and shall control every other provision of this Note and all other agreements and instruments between the Company and the Holder entered into in connection with this Note.

14.             Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, excluding that body of law relating to conflict of laws.

15.             Heading; References. All headings used herein are used for convenience only and shall not be used to construe or interpret this Note. Except where otherwise indicated, all references herein to Sections refer to Sections hereof.

16.             Waiver. The Company hereby waives demand, notice, presentment, protest and notice of dishonor.

* * * * *

IN WITNESS WHEREOF, the Company has caused this Note to be issued this 5th day of October, 2009.

Market & Research Corp.

By:
Name:	Gary Stein
Title:	President

Name of Holder

Address: